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                                PREIT-RUBIN, INC.

                                STOCK BONUS PLAN

                      (Effective as of September 30, 1997)




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                               TABLE OF CONTENTS

                                                                        Page

Article I
                   DEFINITIONS...........................................  1
         1.1  "Accrued Benefit"..........................................  1
         1.2  "Affiliate"................................................  1
         1.3  "Board of Directors".......................................  1
         1.4  "Code" ....................................................  2
         1.5  "Committee"................................................  2
         1.6  "Company"..................................................  2
         1.7  "Company Stock"............................................  2
         1.8  "Company Stock Account"....................................  2
         1.9  "Compensation".............................................  2
         1.10  "Effective Date"..........................................  2
         1.11  "Eligible Employee".......................................  2
         1.12  "Employee"................................................  2
         1.13  "ERISA"...................................................  2
         1.14  "Leased Employee".........................................  2
         1.15  "Normal Retirement Age"...................................  3
         1.16  "Normal Retirement Date"..................................  3
         1.17  "Other Investments Account"...............................  3
         1.18  "Participant".............................................  3
         1.19  "Plan"....................................................  3
         1.20  "Plan Year"...............................................  3
         1.21  "Qualified Election Period"...............................  3
         1.22  "Qualified Participant"...................................  3
         1.23  "Trust"...................................................  3
         1.24  "Trust Agreement".........................................  3
         1.25  "Trust Fund"..............................................  3
         1.26  "Trustee".................................................  4
         1.27  "Valuation Date"..........................................  4

Article II
                  SERVICE................................................  4
         2.1  Hour of Service............................................  4
         2.2  Year of Service............................................  6
         2.3  One-Year Break in Service..................................  6
         2.4  Break in Service Rules.....................................  7
         2.5  Military Service...........................................  7

Article III
                  PARTICIPATION..........................................  7
         3.1  Eligibility Requirements...................................  7
         3.2  Commencement of Participation..............................  7



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         3.3  Participation After Separation from Service................  7

Article IV
                 COMPANY CONTRIBUTIONS...................................  8
         4.1  Company Contributions......................................  8
         4.2  Time of Payment............................................  8
         4.3  Contributions Irrevocable..................................  8

Article V
                 PARTICIPANTS' ACCOUNTS AND INVESTMENT THEREOF...........  9
         5.1  Accounts...................................................  9
         5.2  Investment of Trust Fund...................................  9
         5.3  Legal Limitation...........................................  9

Article VI
                 ALLOCATION OF CONTRIBUTIONS.............................  9
         6.1  Participants Entitled to Allocation........................  9
         6.2  Allocation of Company Stock Contributions.................. 10
         6.3  Allocation of Other Contributions.......................... 10
         6.4  Allocation of Forfeitures.................................. 10

Article VII
                 VALUATION............................................... 10
         7.1  Valuation.................................................. 10
         7.2  Allocation of Gains and Losses............................. 11
         7.3  Dividends on Company Stock................................. 11

Article VIII
                 BENEFITS AND DISTRIBUTIONS.............................. 11
         8.1  Vesting.................................................... 11
         8.2  Amount, Method of Benefit Payments......................... 12
         8.3  Normal and Late Retirement................................. 12
         8.4  Vested Deferred Benefits................................... 12
         8.5  Disability Retirement...................................... 13
         8.6  Death  .................................................... 14
         8.7  Designation of Beneficiary and Form of Payment of Death
                     Benefit; Spouse's Consent to Non-Spouse Beneficiary. 14
         8.8  Requirements Concerning Distributions...................... 15
         8.9  Participant's Consent to Payment of Benefits............... 17
         8.10 Direct Rollovers........................................... 17

Article IX
                 LIMITATIONS ON CONTRIBUTIONS............................ 18
         9.1  Definitions for Limitations on Contributions............... 18
         9.2  Basic Limitation........................................... 20

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         9.3  Combined Limit with Defined Benefit Plans.................. 20
         9.4  Combining and Aggregating Plans............................ 20

Article X
                 TOP-HEAVY PROVISIONS.................................... 20
         10.1  Top-Heavy Preemption...................................... 20
         10.2  Top-Heavy Definitions..................................... 21
         10.3  Top-Heavy Rules........................................... 23
         10.4  Impact on Maximum Benefits................................ 24
         10.5  Change in Top-Heavy Status................................ 24
         10.6  Duplication of Minimum Contributions Not Required......... 24
         10.7  Repeal of Limitation...................................... 25

Article XI
                 NONALIENATION OF BENEFITS............................... 25
         11.1  Nonalienation Rule........................................ 25

Article XII
                 ALLOCATION OF FIDUCIARY RESPONSIBILITY.................. 25
         12.1  Allocation................................................ 25
         12.2  Exclusive Responsibility.................................. 25
         12.3  Co-Fiduciary Liability.................................... 26
         12.4  Interest of Participants.................................. 26
         12.5  Employment of Advisers.................................... 26

Article XIII
                 THE COMMITTEE........................................... 26
         13.1  Appointment of Committee.................................. 26
         13.2  Committee Officers, Procedures, Rules..................... 27
         13.3  Investment Responsibilities............................... 27
         13.4  Administrative Responsibilities, Powers................... 27
         13.5  Standards of Committee Conduct............................ 28
         13.6  Plan Records.............................................. 28
         13.7  Claims Procedure.......................................... 29
         13.8  Determination of Liquidity Needs.......................... 30
         13.9  Voting Rights and Tender Offers........................... 30
         13.10 Contracting for Services.................................. 31
         13.11 Discretionary Authority................................... 31

Article XIV
                 THE TRUSTEE............................................. 32
         14.1  The Trust................................................. 32
         14.2  Standards of Trustee Conduct.............................. 32
         14.3  Investment Responsibilities............................... 32
         14.4  Payment of Benefits....................................... 32

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         14.5  Removal, Resignation of Trustee........................... 33

Article XV
                 PLAN AMENDMENT, MERGER OR CONSOLIDATION................. 33
         15.1  Amendment................................................. 33
         15.2  Merger or Consolidation................................... 33

Article XVI
                 PLAN TERMINATION........................................ 34
         16.1  Discontinuance of Contributions or Termination............ 34

Article XVII
                 MISCELLANEOUS........................................... 34
         17.1  Application of Plan....................................... 34
         17.2  No Employment Rights Created.............................. 34
         17.3  Incapacitated Participant or Beneficiary.................. 34
         17.4  Payment of Plan Expenses.................................. 35
         17.5  Unclaimed Benefits........................................ 35
         17.6  Treatment of Leased Employees............................. 35
         17.7  Construction.............................................. 35
         17.8  Gender and Number......................................... 36


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                               PREIT-RUBIN, INC.
                               STOCK BONUS PLAN
                     (Effective as of September 30, 1997)


                  WHEREAS, PREIT-RUBIN, Inc., a Pennsylvania corporation (the "Company"), desires to establish the PREIT-RUBIN, Inc. Stock Bonus Plan (the "Plan") to hold all of the voting common stock of the Company; and

                  WHEREAS, the Plan will be maintained for the exclusive benefit of eligible employees of the Company and their beneficiaries (within the meaning of section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code")), and is intended to qualify as a stock bonus plan under section 401(a) of the Code;

                  NOW, THEREFORE, effective as of September 30, 1997, except as otherwise specifically provided herein, and subject to the approval of the District Director of Internal Revenue, the Plan is hereby established under the following terms:

                                   Article I
                                  DEFINITIONS

                  The following words and phrases, as used herein, shall have the following meanings, unless the context clearly indicates otherwise:

                  1.1 "Accrued Benefit" shall mean the sum of the amounts credited to a Participant's Company Stock Account and Other Investments Account in the Trust Fund.

                  1.2 "Affiliate" shall mean any corporation which is a member of a controlled group of corporations, as defined in section 414(b) of the Code, of which the Company is a member; any other trade or business which is under common control, as defined in section 414(c) of the Code, with the Company; any trade or business which is a member of an affiliated service group, as defined in section 414(m) of the Code, of which the Company is a member; and any entity required to be aggregated with the Company pursuant to section 414(o) of the Code. For purposes of applying section 414(b) and section 414(c) of the Code to the limitations on contributions set forth in
Article IX, the phrase "more than 50 percent" shall be substituted for the phrase "at least 80 percent" each place it appears in section 1563(a)(1) of the Code.

                  1.3 "Board of Directors" shall mean the Board of Directors of the Company, as such Board may be constituted from time to time.




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                  1.4  "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  1.5 "Committee" shall mean the Stock Bonus Plan Committee established under the provisions of Article XIII.

                  1.6  "Company" shall mean PREIT-RUBIN, Inc. or its successor.

                  1.7 "Company Stock" shall mean the voting common stock issued by the Company.

                  1.8 "Company Stock Account" shall mean the account established by the Committee for each Participant to which Company Stock allocated to the Participant is credited.

                  1.9 "Compensation" shall mean an Eligible Employee's Form W-2 wages for a Plan Year, as defined in section 3401(a) of the Code for purposes of income tax withholding at the source, but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services provided. The annual Compensation of each Participant taken into account for determining all benefits provided under the Plan shall not exceed $150,000, as adjusted by the Commissioner of Internal Revenue for increases in the cost of living in accordance with section 401(a)(17) of the Code. The cost-of-living adjustment in effect for a calendar year shall apply to any period, not exceeding 12 months, beginning in such calendar year over which Compensation is determined (the "determination period"). If a determination period consists of fewer than 12 months, the applicable limit (as adjusted) shall be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

                  1.10 "Effective Date" shall mean, except as otherwise specifically provided, September 30, 1997.

                  1.11 "Eligible Employee" shall mean any Employee of the Company. "Eligible Employee" shall not include any Leased Employee.

                  1.12 "Employee" shall mean any individual employed by the Company or an Affiliate.

                  1.13 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

                  1.14 "Leased Employee" shall mean a leased employee of the Company or an Affiliate within the meaning of section 414(n)(2) of the Code.

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Notwithstanding the foregoing, if all such leased employees constitute less than 20 percent of the nonhighly compensated work force (within the meaning of section 414(n)(5)(C)(ii) of the Code) of the Company and the Affiliates, the term "Leased Employee" shall not include any leased employee covered by a plan described in section 414(n)(5) of the Code.

                  1.15 "Normal Retirement Age" shall mean age 65.

                  1.16 "Normal Retirement Date" shall mean the first day of the month coinciding with or next following the date a Participant attains Normal Retirement Age.

                  1.17 "Other Investments Account" shall mean the account established by the Committee for each Participant to which assets allocated to the Participant other than Company Stock are credited.

                  1.18 "Participant" shall mean any Eligible Employee who meets or who has met the eligibility requirements of Article III and who has commenced to participate in the Plan pursuant to Section 3.3.

                  1.19 "Plan" shall mean the PREIT-RUBIN, Inc. Stock Bonus Plan as set forth in this document and as it may be amended from time to time.

                  1.20 "Plan Year" shall mean a period of 12 consecutive calendar months beginning on January 1 of each year.

                  1.21 "Qualified Election Period" shall mean the six-Plan-Year period beginning with the first Plan Year in which the Participant becomes a Qualified Participant.

                  1.22 "Qualified Participant" shall mean a Participant who has attained age 55 and who has completed at least 10 years of participation in the Plan.

                  1.23 "Trust" shall mean the PREIT-RUBIN, Inc. Stock Bonus Plan Trust, created by the Trust Agreement.

                  1.24 "Trust Agreement" shall mean the agreement by and between the Company and the Trustee, as it may be amended from time to time.

                  1.25 "Trust Fund" shall mean all cash and securities and all other assets deposited with or acquired by the Trustee in its capacity as such hereunder, together with accumulated income.


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                  1.26 "Trustee" shall mean CoreStates Bank, N.A., or its duly appointed successor.

                  1.27 "Valuation Date" shall mean December 31 of each Plan Year and any other date or dates during the Plan Year, as specified by the Committee, upon which the assets of the Trust Fund are valued, as prescribed by Section 7.1.



                                   Article II
                                     SERVICE

                  2.1 Hour of Service.

                           (a) (1) An "Hour of Service" is each hour for which
                  an Employee is paid, or entitled to payment, for the performance of duties for the Company or an Affiliate.

                                    (2) An "Hour of Service" is also each hour
                  for which an Employee is paid, or entitled to payment, by the Company or an Affiliate on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. Notwithstanding the preceding sentence,

                                          (A) No more than 501 Hours of Service
                  shall be credited under this subsection (a)(2) to an Employee an account of any single continuous period during which the Employee performs no duties;

                                          (B) Hours of Service shall not be
                  credited under this subsection (a)(2) to an Employee for payments made or due under a plan maintained solely for the purpose of complying with any applicable workers' compensation, unemployment compensation or disability insurance laws;

                                          (C) Hours of Service shall not be
                  credited under this subsection (a)(2) to an Employee for any payment which solely reimburses him for medical or medically related expenses he has incurred; and

                                          (D) Hours of Service shall not be
                  credited under this subsection (a)(2) to an Employee for any payments made or due

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                  him under this Plan or any other plan of deferred
                  compensation qualified under section 401 of the Code which is maintained by the Company or an Affiliate.

                                    (3) An "Hour of Service" is also each hour
                  for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Company or an Affiliate.

                                    (4) Solely for the purpose of determining
                  whether a Participant has incurred a One-Year Break in Service, an "Hour of Service" is also --

                                          (A) Each hour which is part of an
                  Employee's customary workweek during which he is on an unpaid leave of absence authorized by the Company or an Affiliate under its standard personnel practices, provided the Employee resumes employment with the Company or an Affiliate upon the expiration of such leave.

                                          (B) With respect to any Employee who
                  is absent from work for maternity or paternity reasons, each hour which would otherwise have been credited to such Employee but for such absence, or, in any case in which such hours cannot be determined, eight hours per day of such absence. An absence from work for maternity or paternity reasons means a continuous absence --

                                          (I) by reason of the pregnancy of the
                  Employee;

                                          (II) by reason of the birth of a child
                  of the Employee;

                                          (III) by reason of the placement of a
                  child with the Employee in connection with the adoption of such child by such Employee; or

                                          (IV) for purposes of caring for such
                  child for a period beginning immediately following such birth or placement.

The Hours of Service credited under this subsection (a)(4)(B) shall be credited in the Plan Year in which the absence begins if the crediting is necessary to prevent a One-Year Break in Service in that Plan Year, or, in all other cases, in the following Plan Year.

                           (b) In the case of a payment which is made or due on
account of a period during which an Employee performs no duties, and which

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results in the crediting of Hours of Service under subsection (a)(2), or in the case of an award or agreement for back pay, to the extent that such award or agreement is made with respect to a period described in subsection (a)(2), the number of Hours of Service to be credited shall be determined in accordance with the applicable regulations prescribed by the Secretary of Labor and set forth in 29 CFR ss. 2530.200b-2(b).

                           (c) Hours of Service described in subsection (a)(1),
subsection (a)(2) and subsection (a)(3) shall be credited to Plan Years in accordance with the applicable regulations prescribed by the Secretary of Labor and set forth in 29 CFR ss. 2530.200b-2(c).

                           (d) Hours of Service with an Affiliate shall be
credited to an Employee only to the extent that such Hours are completed during the period that the Employee's employer is an Affiliate.

                  2.2  Year of Service

                           (a) Eligibility. An Employee shall complete a "Year
of Service" for purposes of eligibility in any successive 12-month period from his date of hire during which he completes at least 1,000 Hours of Service. In addition to Years of Service completed pursuant to the preceding sentence, an Employee shall be credited with the number of Years of Service for purposes of eligibility back to his date of hire by the Company, by an Affiliate, or by Equities Properties Development LP, Strauss Greenberg, Inc., Richard I. Rubin, Inc., or The Rubin Organization, Inc. (collectively, the "Predecessor Companies"), equal to the number he would have been credited with had the Plan been in existence throughout his pre-Effective Date service with the Company, the Affiliate, or the Predecessor Company.

                           (b) Vesting. An Employee shall complete a "Year of
Service" for purposes of vesting in any Plan Year in which he completes 1,000 or more Hours of Service, whether or not he is in the employ of the Company or an Affiliate at the end of such Plan Year. In addition to Years of Service completed pursuant to the preceding sentence, an Employee shall be credited with the number of Years of Service for purposes of vesting back to his date of hire by the Company, an Affiliate, or a Predecessor Company equal to the number he would have been credited with had the Plan been in existence throughout his pre-Effective Date service with the Company, the Affiliate, or the Predecessor Company.

                  2.3 One-Year Break in Service. An Employee shall be considered to have incurred a "One-Year Break in Service" in any Plan Year beginning on or after January 1, 1998 in which he does not complete more than 500 Hours of Service.

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                  2.4 Break in Service Rules. For purposes of vesting, all of a
Participant's Years of Service shall be taken into account, except under the following circumstances --

                           (a) In the case of a Participant who does not have
any vested Accrued Benefit, Years of Service before any One-Year Break in Service shall not be taken into account if the number of consecutive One-Year Breaks in Service equals or exceeds the greater of (i) the total number of Years of Service preceding such Breaks or (ii) five. The total number of Years of Service preceding such Breaks shall not include any Years of Service not taken into account because of a prior application of this Section.

                           (b) In the case of Participant who has five
consecutive One-Year Breaks in Service, Years of Service after such Breaks shall not be taken into account in determining the nonforfeitable (vested) percentage of the Participant's Accrued Benefit which he accrued prior to such Breaks and the nonvested portion of such Accrued Benefit shall be forfeited in accordance with Section 8.4(d). If, as a result, the Participant has different vesting percentages in his pre-Break and post-Break Accrued Benefit, the Committee shall maintain within the Participant's Company Stock and Other Investments Accounts separate sub-accounts for such pre-Break and post-Break Accrued Benefit.

                  2.5 Military Service. Notwithstanding any provision of this Plan to the contrary, contributions, benefits, and service credit with respect to qualified military service shall be provided in accordance with section 414(u) of the Code.


                                  Article III
                                 PARTICIPATION

                  3.1 Eligibility Requirements. Any Eligible Employee shall be eligible to participate in the Plan when he completes one Year of Service for eligibility with the Company or an Affiliate.

                  3.2 Commencement of Participation. An Employee who meets the requirements of Section 3.1 as of the Effective Date shall become a Participant in the Plan on the Effective Date. An Employee who meets such requirements after the Effective Date shall become a Participant in the Plan on the first January 1 or July 1 following his attainment of eligibility, provided he is an Eligible Employee on such date.

                  3.3 Participation After Separation from Service. If a Participant separates from service and is thereafter reemployed by the Company (whether or not he incurs a One-Year Break in Service), he shall resume participation in the Plan immediately upon his return to the service of the Company.


                                  Article IV
                             COMPANY CONTRIBUTIONS

                  4.1 Company Contributions. For each Plan Year, the Company may make a contribution, in cash or in kind (including Company Stock), to the Trust. The amount of such contribution for any year shall be determined by appropriate action by the Board of Directors.

                  4.2 Time of Payment. The Company shall make payment of its contribution to the Trust for each fiscal year for which it makes a contribution within the time prescribed by law, including extensions of time, for the filing of its Federal income tax return for such year.

                  4.3 Contributions Irrevocable

                           (a) General Rule. Except as provided in subsection
(b), all Company contributions to the Trust shall be irrevocable. Neither such contributions nor any income therefrom shall be used for any purpose other than the exclusive benefit of Participants or their beneficiaries under the Plan.

                           (b) Circumstances of Return of Company Contributions

                                    (1) If the Internal Revenue Service
                  initially determines that the Plan does not meet the requirements of a "qualified plan" under section 401(a) of the Code, the assets of the Trust Fund attributable to contributions made by the Company under the Plan shall be returned to the Company within one year of the date of denial of qualification of the Plan.

                                    (2) In the case of a Company contribution
                  made by a mistake of fact, such contribution may be returned to the Company within one year after the payment of the contribution.

                                    (3) Company contributions are conditioned
                  on their deductibility under section 404 of the Code, and, to the extent a deduction is disallowed, the affected contribution (to the extent disallowed) may be returned to the Company within one year after the disallowance of the deduction.

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                                   Article V
                 PARTICIPANTS' ACCOUNTS AND INVESTMENT THEREOF

                  5.1 Accounts. A Participant's interest in the Trust Fund shall be reflected in his Company Stock and Other Investments Accounts. The Committee shall establish such record Accounts for each Participant. Notwithstanding the foregoing, the Trust Fund shall be treated as a single trust for purposes of investment and administration, and nothing contained herein shall require a physical segregation of assets for any such Account.

                  5.2 Investment of Trust Fund. Up to 100 percent of the Trust Fund may be invested in Company Stock. Among other investments, cash or cash equivalents may be held in the Trust Fund for the purposes of, inter alia, making distributions to Participants or acquiring shares of Company Stock from shareholders of the Company or directly from the Company. Neither the Company nor the Committee nor the Trustee shall have any responsibility or duty to time any transaction involving Company Stock in order to anticipate market conditions or changes in stock value, nor shall any such person have any responsibility or duty to sell Company Stock held in the Trust Fund (or otherwise to provide investment management for Company Stock held in the Trust
Fund) in order to maximize return or minimize loss.

                  5.3 Legal Limitation. The Committee shall not be required to engage in any transaction, including, without limitation, directing the purchase or sale of Company Stock, which it determines in its sole discretion might tend to subject itself, its members, the Plan, the Company or any Affiliate or any Participant to liability under Federal or state laws.


                                  Article VI
                          ALLOCATION OF CONTRIBUTIONS

                  6.1 Participants Entitled to Allocation. Each contribution to the Trust Fund for a Plan Year shall be allocated by the Committee to and among each Participant (i) who in such Plan Year completed at least 1,000 Hours of Service for the Company, and (ii) who was an Eligible Employee on the last day of such Plan Year. Notwithstanding the preceding clause (ii), a Participant or his beneficiary, as the case may be, shall be entitled to an allocation for the Plan Year in which the Participant's employment terminates on or after his Normal Retirement Date, or because of death, or by reason of total and permanent disability (as defined in Section 8.5(b)), regardless of whether the Participant was an Eligible Employee on the last day of the Plan Year.

                  6.2 Allocation of Company Stock Contributions. The Committee shall, as of December 31 of each Plan Year for which the Company makes a Company Stock contribution, allocate such contribution (including fractional shares to 1/1000th of a share) to the Company Stock Account of each Participant entitled to an allocation for the Plan Year in the same proportion that such Participant's Compensation for the calendar year ending with the last day of the Plan Year bears to the total Compensation of all Participants entitled to an allocation for the Plan Year.

                  6.3 Allocation of Other Contributions. The Committee shall, as of December 31 of each Plan Year for which the Company makes a contribution in a form other than Company Stock, allocate such contribution to the Other Investments Account of each Participant entitled to an allocation for the Plan Year in the same proportion that such Participant's Compensation for the calendar year ending with the last day of the Plan Year bears to the total Compensation of all Participants entitled to an allocation for the Plan Year.

                  6.4 Allocation of Forfeitures. All forfeitures occurring pursuant to Section 8.4 shall be allocated in the manner described in Section
6.2 or Section 6.3 (as applicable) as of December 31 of the Plan Year in which the last of the five consecutive One-Year Breaks in Service causing the forfeiture occurs.


                                  Article VII
                                   VALUATION

                  7.1 Valuation. There shall be established within the Trust Fund a "Company Stock Subfund" consisting of all of the Company Stock Accounts of Participants and an "Other Investments Subfund" consisting of all of the Other Investments Accounts of Participants. As of each Valuation Date, each such Subfund shall be valued separately by the Trustee, and any net increase or decrease in the fair market value of the applicable Subfund, including earnings or losses realized or sustained during the Plan Year or part of the Plan Year then ending, shall be computed. For the purpose of determining such net increase or decrease, the value of the applicable Subfund on the immediately preceding Valuation Date shall be reduced by amounts paid out or due as benefits from such Subfund during the Plan Year or part of the Plan Year then ending.

                  For purposes of the valuation described above, the fair market value of shares of Company Stock which are not readily tradeable on an established market and are held by the Trustee shall be determined as of the Valuation Date coincident with the last day of the Plan Year, and as of such other Valuation Dates as the Committee so directs, by a recognized independent firm of security analysts or appraisers meeting requirements similar to those contained in regulations (if any) issued under section 170(a)(1) of the Code.

                  7.2 Allocation of Gains and Losses. As of each Valuation Date, the net increase or decrease in the market value of the Company Stock Subfund and of the Other Investments Subfund, as calculated under Section 7.1, shall be separately allocated (i) with respect to the Company Stock Subfund, among the Company Stock Accounts of the Participants in the proportion that each such Account bears to the total of all such Accounts immediately prior to the valuation and before the allocations for the current Plan Year pursuant to
Article VI and (ii) with respect to the Other Investments Subfund, among the Other Investments Accounts of the Participants in the proportion that each such Account bears to the total of all such Accounts prior to the valuation and before the allocations for the current Plan Year pursuant to Article VI.

                  7.3  Dividends on Company Stock

                           (a) Cash Dividends. With respect to any shares of
Company Stock allocated to the Company Stock Accounts of Participants, cash dividends payable with respect to such shares shall be paid into the applicable Participants' Other Investments Accounts.

                           (b) Stock Dividends. Stock dividends paid (and stock
received by the Trustee as a result of a stock split, stock conversion, or reorganization or recapitalization of the Company) with respect to shares of Company Stock held in the Trust Fund shall be credited to the Company Stock Accounts to which such Company Stock was previously allocated.


                                  Article VIII
                           BENEFITS AND DISTRIBUTIONS

                  8.1 Vesting. A Participant shall have a nonforfeitable (vested) right to his Accrued Benefit when he attains age 55. Before age 55, a Participant shall have a nonforfeitable (vested) right to the percentage of his Accrued Benefit determined under the following table --

                     Completed Years                         Nonforfeitable
                       of Service                              Percentage
                       ----------                              ----------

                     fewer than 3................................  0
                     3 or more    .............................  100

There shall be no divestment of a Participant's Accrued Benefit for cause.

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                  8.2  Amount, Method of Benefit Payments

                           (a) Amount and Form. The amount of any benefits
payable under this Article shall be determined from the amount of the Participant's vested Accrued Benefit after the allocations pursuant to Article VI for the Plan Year last ending before such benefits are paid, and based on the Valuation Date last preceding such payment. Provided the corporate charter of the Company restricts ownership of all or substantially all outstanding Company Stock to Employees or to a plan or trust described in section 401(a) of the Code, benefits held in a Participant's Company Stock Account shall be paid in cash. Benefits held in a Participant's Other Investments Account shall be paid in cash.

                           (b) Method. Except as otherwise required by Section
8.8, benefits shall be paid in the following methods --

                                    (1) with respect to any Participant who
separates from service with the Company, and whose vested Accrued Benefit does not exceed (and did not at the time of any prior distribution exceed) $3,500, one single-sum payment paid as soon as practicable after the end of the Plan Year in which the Participant separated from service (and in any event, not later than one year after the end of such Plan Year);

                                    (2) provided any consent required by Section
8.4(b) is given, with respect to any Participant whose vested Accrued Benefit exceeds (or at the time of any prior distribution exceeded) $3,500, one single-sum payment paid as soon as practicable after the end of the Plan Year in which the Participant separated from service (and, in any event, not later than one year after the end of such Plan Year).

                  8.3  Normal and Late Retirement

                           (a) A Participant may retire at any time on or after
his Normal Retirement Date.

                           (b) If a Participant continues in the service of the
Company after his Normal Retirement Date, he shall continue to participate in the Plan until he actually retires. The benefits of a Participant who retires on or after his Normal Retirement Date shall be paid in accordance with Section 8.2.

                  8.4  Vested Deferred Benefits

                           (a) If a Participant with a vested Accrued Benefit
separates from service before attaining Normal Retirement Age for any reason other than

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death, benefits shall be paid in accordance with Section 8.2 but not later than the time specified in Section 8.8.

                           (b) In the case of any Participant whose vested
Accrued Benefit exceeds (or at the time of any prior distribution exceeded) $3,500, the Committee shall not direct that all or any part of such vested Accrued Benefit be distributed, or commence to be distributed, before the Participant attains Normal Retirement Age, unless the Participant consents in writing to such distribution as provided in Section 8.9, or unless the benefit becomes distributable under Section 8.6 upon the death of the Participant.

                           (c) If a Participant with a vested right to less than
100 percent of his Accrued Benefit separates from service, the nonvested portion of his Accrued Benefit shall be transferred to a subaccount of the Company Stock or Other Investments Account in which it is held, for disposition in accordance with the provisions of subsection (d) or subsection (e).

                           (d) If the terminated Participant incurs five
consecutive One-Year Breaks in Service or dies before he returns to service, any amount set aside in a subaccount pursuant to subsection (c) shall be forfeited upon the fifth such consecutive One-Year Break in Service, or upon the first payment to his designated beneficiary or beneficiaries in the event of his death, if earlier.

                           (e) If the terminated Participant returns to service
with the Company prior to incurring five consecutive One-Year Breaks in Service, any amount set aside in a subaccount pursuant to subsection (c) shall be reallocated to the Participant's Company Stock and Other Investments Accounts as of the last day of the month in which the terminated Participant returns to service.

                  8.5  Disability Retirement

                           (a) If, before attaining Normal Retirement Age, a
Participant in the service of the Company suffers a total and permanent disability (as defined in subsection (b)), such Participant shall then retire, he shall become 100 percent vested in his Accrued Benefit, and his Accrued Benefit shall be paid to him pursuant to Section 8.4(a).

                           (b) "Total and permanent disability" shall mean a
medically determinable physical or mental impairment which prevents the Participant from engaging in any substantial gainful activity and which can be expected to last at least 12 months, the existence of which disability shall be established to the satisfaction of the Committee by the opinion of a physician acceptable to the Committee.

                  8.6 Death. If a Participant dies while in the service of the Company, his Accrued Benefit shall be paid to his designated beneficiary or beneficiaries in accordance with Section 8.7. If a Participant with a vested Accrued Benefit dies after separating from service and before receiving all of the benefit payments to which he was entitled, the remainder of his vested Accrued Benefit shall be paid to his designated beneficiary(ies) in accordance with Section 8.7.

                  8.7 Designation of Beneficiary and Form of Payment of Death Benefit; Spouse's Consent to Non-Spouse Beneficiary

                           (a) Designation of Beneficiary and Form of Payment.
In the event a Participant has a surviving spouse at his death, such surviving spouse shall be the Participant's beneficiary, unless the spouse has consented in the manner described in subsection (b) to the payment of the Participant's Accrued Benefit to a beneficiary other than the spouse. In the event the Participant has no surviving spouse at his death, the beneficiary shall be the beneficiary designated by the Participant. Any designation by the Participant and/or consent by the Participant's spouse shall be made by a written form delivered to the Committee. Except as otherwise provided with respect to a surviving spouse, a Participant may, at any time prior to his death, change his beneficiary designation by completing a new written form, but a beneficiary designation shall remain in effect until such new form is received by the Committee.

                  The death benefit shall be paid in one single-sum payment paid as soon as practicable after the first Valuation Date after the Participant's death. If a Participant dies without effectively designating a surviving beneficiary and without a surviving spouse, the Committee shall designate a beneficiary, but only from among the following and only in the order set forth: the Participant's estate, surviving children, and surviving parents.

                           (b) Requirements for Spouse's Consent. To be
effective, a consent by a spouse to a Participant's designation of a non-spouse beneficiary must be filed in writing with the Committee, must be specific with respect to the particular non-spouse beneficiary consented to, must be irrevocable and must be witnessed by a Plan representative designated by the Committee or by a notary public. In addition, any such spousal consent shall be limited to the non-spouse beneficiary or beneficiaries specifically designated by the Participant, which designation may not be changed without a further spousal consent (unless the initial spousal consent expressly permits designations by the Participant without any further consent by the spouse).

                  Notwithstanding the foregoing, if the Participant establishes to the satisfaction of the Committee that such written consent may not be obtained because there is no spouse or the spouse cannot be located, the Participant's

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



designation of a nonspouse beneficiary will be effective without the requirement of the spouse's consent. Any consent required under this Section shall be valid only with respect to the spouse who signs the consent, and any establishment that the consent of a spouse may not be obtained shall be effective only with respect to such spouse. Additionally, a revocation of a prior beneficiary designation may be made by a Participant without the consent of the spouse at any time. The number of revocations or consents shall not be limited.

                  8.8 Requirements Concerning Distributions. All benefit distributions under this Article shall be subject to the following requirements

                           (a) Before Death

                                    (1) Last Date for Commencement of
                  Payments. The payment of benefits to a Participant under this Plan shall commence not later than the 60th day after the close of the Plan Year in which the latest of the following events occurs --

                                      (i)  the Participant attains Normal
                           Retirement Age;

                                     (ii) the tenth anniversary of the year
                           the Participant commenced participation in the Plan; or

                                    (iii) the termination of the Participant's
                           service with the Company.

                  Notwithstanding the above, if the amount of payment required otherwise to commence on a date determined under this Section or under any other Section of the Plan cannot be ascertained by such date, or if the Committee is unable to locate the Participant or beneficiary after making reasonable efforts to do so, a payment retroactive to such date may be made no later than 60 days after the later of
                  (i) the earliest date on which the amount of such payment can be ascertained under the Plan or (ii) the earliest date on which the Participant or beneficiary is located.

                                    (2) Additional Rule for Commencement of
                  Benefit Payments. The distribution of benefits to a Participant shall commence not later than April 1 of the calendar year following the later of (i) the calendar year in which the Participant attains age 70-1/2, or (ii) the calendar year in which the Participant retires. However, clause (ii) shall not apply if the Participant is a "5-percent owner," as defined in section 416 of the Code, with respect to the

                  Plan Year ending in the calendar year in which the Participant attains age 70-1/2.

                                    (3) Duration of Benefit Payments. As of
                  the calendar year ending before the April 1 described in paragraph (2), the distribution of benefit payments to each Participant shall be made, in accordance with regulations prescribed by the Secretary of the Treasury, over a period not extending beyond the life expectancy of the Participant or the joint life and last survivor expectancy of the Participant and his designated beneficiary.

                                    (4) Incidental Death Benefit Rule. If the
                  Participant's beneficiary is a person other than the Participant's spouse, the value of the payments to be made to the Participant shall be more than 50 percent of the value of the total payments to be made to the Participant and his beneficiary. This paragraph (4) shall be administered so as to comply with the minimum distribution incidental benefit requirements set forth in Prop. Treas. Reg. ss. 1.401(a)(9)-2 or any successor thereto.

                           (b) After Death

                                    (1) Distribution Already Begun. If a
                  Participant dies on or after the date described in subsection (a)(2) and after distribution of his benefit has commenced under a method of distribution in accordance with subsection (a)(3), the remaining portion of such benefit shall be distributed at least as rapidly as such benefit would have been distributed under such method as of the date of the Participant's death.

                                    (2) Five-Year Rule for Other Cases. If a
                  Participant dies before the date described in subsection
                  (a)(2), the entire benefit of such Participant shall be distributed by December 31 of the year containing the fifth anniversary of the date of the Participant's death.

                           (c) Regulations Control. Distributions under this
Section shall be made in accordance with section 401(a)(9) of the Code and regulations issued thereunder. This Section and section 401(a)(9) of the Code shall take precedence over any distribution options in the Plan inconsistent with this Section or section 401(a)(9) of the Code.

                  8.9  Participant's Consent to Payment of Benefits

                           (a) Except as provided in subsection (b), the
Committee shall provide each Participant, not more than 90 days and (except as provided in subsection (c)) not fewer than 30 days prior to the date the vested portion of his Accrued Benefit is paid to him, written notice of his right to defer receipt of the payment until on or after his Normal Retirement Date. Payment shall not be made prior to the Participant's Normal Retirement Date unless the Participant affirmatively elects the payment in writing, on a form filed with the Committee.

                           (b) The written notice described in subsection (a)
shall not apply to the payment if (i) the Participant's vested Accrued Benefit does not exceed (and did not at the time of any prior distribution exceed) $3,500, or (ii) the payment is made on or after the Participant's Normal Retirement Date.

                           (c) A payment may be made or may commence fewer than
30 days after the notice described in subsection (a) is given to the Participant, provided --

                                    (1) the Committee clearly informs the
Participant that he has a right to a period of at least 30 days after receiving the notice to consider whether or not to elect the payment (and, if applicable, a particular payment option); and

                                    (2) the Participant, after receiving the
notice, affirmatively elects the payment.

                  8.10  Direct Rollovers

                           (a) General Rule. Notwithstanding any other provision
of the Plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the Committee, to have a portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

                           (b) Definitions. The following definitions shall
apply for purposes of this Section --

                                      (i)  "Eligible rollover distribution"
          shall mean any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution shall not include (i) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of 10 years or more, (ii) any distribution to the extent such distribution is required under section 401(a)(9) of the Code, and (iii) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                                     (ii) "Eligible Retirement Plan" shall
         mean an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan shall be an individual retirement account or individual retirement annuity.

                                    (iii) "Distributee" shall include an
         Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code shall be Distributees with regard to the interest of the spouse or former spouse.

                                     (iv) "Direct rollover" shall mean a
         payment by the Plan to the eligible retirement plan specified by the distributee.


                                  Article IX
                         LIMITATIONS ON CONTRIBUTIONS

                  9.1  Definitions for Limitations on Contributions

                           (a) "Annual additions" shall mean the sum of the
following amounts credited to a Participant's Company Stock and Other Investments Accounts for the limitation year:

                                    (1) Company contributions; and

                                    (2) forfeitures.

                           (b) "Defined benefit fraction" shall mean a fraction,
the numerator of which is the Participant's projected annual benefit under any defined benefit plans qualified under section 401(a) of the Code maintained by the Company and its Affiliates, and the denominator of which is the lesser of 125 percent of the dollar limitation in effect for the limitation year under section 415(b)(1)(A) of the Code or 140 percent of the Participant's highest average limitation compensation.

                           (c) "Defined contribution fraction" shall mean a
fraction, the numerator of which is the sum of the annual additions to the Participant's Company Stock and Other Investments Accounts under the Plan and all annual additions to any other defined contribution plans qualified under section 401(a) of the Code maintained by the Company and its Affiliates for the current and all prior limitation years, and the denominator of which is the sum of the maximum amounts for the current and all prior years of employment with the Company. The maximum amount in any limitation year is the lesser of 125 percent of the dollar limitation in effect under section 415(c)(1)(A) of the Code or 35 percent of the Participant's limitation compensation for such year.

                           (d) "Highest average limitation compensation" shall
mean the Participant's average limitation compensation for the three consecutive Years of Service that produce the highest average.

                           (e) "Limitation compensation" shall mean a
Participant's wages, salaries and fees for professional services and other amounts received (without regard to whether or not the amount is paid in cash) for personal services actually rendered in the service of the Company or any Affiliate, to the extent that the amounts are includible in gross income, and excluding contributions by the Company or any Affiliate to a plan of deferred compensation which are not includible in the Participant's gross income for the taxable year in which contributed, or any distributions from a plan of deferred compensation (except any amounts received by a Participant pursuant to an unfunded, nonqualified plan in the year such amounts are includible in his gross income).

                           (f) "Limitation year" shall mean the calendar year.

                           (g) "Maximum permissible amount" shall mean the
lesser of --

                                    (1) $30,000 (or, if greater, 1/4 of the
                  defined benefit dollar limitation set forth in section 415(b)(1)(A) of the Code as in effect for the limitation year); or

                                    (2) 25 percent of the Participant's
                  limitation compensation for the limitation year.

                           (h) "Projected annual benefit" shall mean the annual
retirement benefit (adjusted to an actuarially equivalent straight life annuity if such benefit is expressed in a form other than a straight life annuity or qualified joint and survivor annuity) to which the Participant is entitled under the terms of any defined benefit plan qualified under section 401(a) of the Code maintained by the Company and its Affiliates.

                  9.2 Basic Limitation. The amount of annual additions which may be credited to the Participant's Company Stock and Other Investments Accounts for any limitation year shall not exceed the lesser of the maximum permissible amount or any other limitation contained in this Plan. If the Company's contributions that would otherwise be contributed and allocated to the Participant's Company Stock and Other Investments Accounts would cause the annual additions for the limitation year to exceed the maximum permissible amount, the amount contributed shall be reduced so that the annual additions for the limitation year equal the maximum permissible amount.

                  9.3 Combined Limit with Defined Benefit Plans. For any Participant who also has an accrued benefit under any defined benefit plan qualified under section 401(a) of the Code maintained by the Company and its Affiliates, the sum of the Participant's defined benefit fraction and defined contribution fraction shall not exceed 1.0 in any limitation year. If the sum of such fractions with respect to any Participant for any limitation year would otherwise exceed 1.0, the amount contributed under this Plan shall be reduced to the extent necessary to comply with such 1.0 limit.


                  9.4 Combining and Aggregating Plans. For purposes of applying the limitations set forth in this Article --

                           (a) all qualified defined benefit plans ever
maintained by the Company or any Affiliate shall be treated as one defined benefit plan; and

                           (b) all qualified defined contribution plans ever
maintained by the Company or any Affiliate shall be treated as one defined contribution plan.


                                   Article X
                             TOP-HEAVY PROVISIONS

                  10.1 Top-Heavy Preemption. Notwithstanding any other provision of this Plan to the contrary, during any Plan Year in which this Plan is top-heavy, as defined in Section 10.2 below, the Plan shall be governed in accordance with this Article, which shall control over other provisions hereof.

                  10.2  Top-Heavy Definitions

                           (a) "Determination date" shall mean, with respect to
any Plan Year after the first Plan Year, the last day of the preceding Plan Year and, with respect to the first Plan Year, the last day of such first Plan Year.

                           (b) "Determination period" shall mean, with respect
to any Plan Year, the Plan Year containing the determination date and the four preceding Plan Years.

                           (c) "Key Employee" shall mean any Employee or former
Employee (and the beneficiaries of such Employee) who at any time during a Plan Year included in the determination period was--

                                    (1) an officer of the Company or any
                  Affiliate having an annual top-heavy compensation greater than 50 percent of the dollar limitation applicable to defined benefit plans under section 415(b)(1)(A) of the Code for such Plan Year;

                                    (2) one of the 10 Employees having an
                  annual top-heavy compensation from the Company and the Affiliates greater than the amount in effect under section 415(c)(1)(A) of the Code and owning (or considered as owning within the meaning of section 318 of the Code) both more than a 1/2 percent interest and the largest interests in the Company or any Affiliate;

                                    (3) a five percent owner of the Company or
                  any Affiliate (within the meaning of section 416(i)(1)(B)(i) of the Code); or

                                    (4) a one percent owner of the Company or
                  any Affiliate (within the meaning of section
                  416(i)(1)(B)(ii) of the Code) having an annual top-heavy compensation from the Company and the Affiliates of more than $150,000.

For purposes of paragraph (1), no more than 50 employees (or if fewer, the greater of three or 10 percent of the employees) shall be treated as officers. The determination of who is a key Employee shall be made in accordance with section 416(i) of the Code and regulations thereunder.

                           (d) "Limitation compensation" shall mean limitation
compensation as defined in Section 9.1(e).

                           (e) "Non-key Employee" shall mean any Employee who is
not a key Employee.

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




                           (f) "Permissive aggregation group" shall mean, with
respect to any Plan Year, the required aggregation group plus any other defined contribution plan or defined benefit plan which the Committee elects to include, provided such permissive aggregation group meets the requirements of section 401(a)(4) and section 410 of the Code with such defined contribution plan or defined benefit plan being taken into account.

                           (g) "Required aggregation group" shall mean, with
respect to any Plan Year:

                                    (1) each defined contribution plan and
                  each defined benefit plan of the Company or any Affiliate in which a key Employee is a participant or was a participant at any time during the determination period (regardless of whether the plan has been terminated); and

                                    (2) each other defined contribution plan
                  and each other defined benefit plan of the Company or any Affiliate which, during the determination period, enables any defined benefit plan or defined contribution plan described in paragraph (g)(1) to meet the requirements of section 401(a)(4) or section 410 of the Code.

                           (h) "Top-heavy compensation" shall mean limitation
compensation plus elective or salary deferral contributions to a plan described in section 125 or section 401(k) of the Code.

                           (i) "Top-heavy plan" shall mean this Plan if --

                                    (1) this Plan is not part of a required or
                  permissive aggregation group, and the top-heavy ratio for the Plan exceeds 60 percent;

                                    (2) this Plan is part of a required
                  aggregation group and not part of a permissive aggregation group, and the top-heavy ratio for the required aggregation group exceeds 60 percent; or

                                    (3) this Plan is part of a required
                  aggregation group and part of a permissive aggregation group, and the top-heavy ratio for the permissive aggregation group exceeds 60 percent.

                           (j) "Top-heavy ratio" shall mean a fraction. The
numerator of the fraction is the sum of the account balances of all key Employees under the Plan, or, if the Plan is a member of a required or permissive aggregation group, under all defined contribution plans in such required or permissive aggregation group (hereinafter the "aggregation group"), plus the sum of the present values of accrued benefits of all key Employees under all defined benefit plans in the aggregation group, as of the determination date. The denominator of the fraction is a similar sum determined for all Employees. For purposes of determining the fraction, the numerator and denominator shall include any part of any account balance or accrued benefit distributed in the determination period. If any individual has not been credited with at least one Hour of Service with the Company or any Affiliate at any time during the determination period, any account balance or accrued benefit of, or distribution to, such individual shall not be taken into account.

                  For purposes of the preceding paragraph, the sum of account balances and the present values of accrued benefits shall be determined as of the most recent valuation date that falls within the 12-month period ending on the determination date. The calculation of the top-heavy ratio shall be made in accordance with section 416 of the Code and the regulations thereunder.

                  Solely for the purpose of determining if the Plan, or any other plan included in a required aggregation group of which this Plan is a part, is top-heavy (within the meaning of section 416(g) of the Code) the accrued benefit of a non-key Employee shall be determined under (i) the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Company and the Affiliates, or (ii) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate of section 411(b)(1)(C) of the Code.

                           (k) "Valuation date" shall mean, with respect to this
Plan, the first day of the Plan Year.

                  10.3 Top-Heavy Rules. Notwithstanding any other provision of the Plan, the following rules shall apply for any Plan Year in which the Plan is determined to be a top-heavy plan --

                           (a) Minimum Benefit. The Company contributions and
forfeitures allocated on behalf of any Participant in this Plan who is a non-key Employee for the Plan Year shall not be less than the lesser of (i) three percent of such Participant's limitation compensation or (ii) the largest percentage of the Company contributions and forfeitures allocated on behalf of any key Employee under this Plan for such Plan Year as a percentage of the first $150,000 (as adjusted by the Commissioner of Internal Revenue for increases in the cost of living in accordance with section 401(a)(17)(B) of the Code) of the key Employee's limitation compensation. This provision shall not apply to any Participant who was not employed by the Company on the last day of the Plan Year.

                  The minimum benefit shall be provided without regard to any Social Security contribution. The minimum benefit shall be provided even though, under other Plan provisions, the Participant would not otherwise be entitled to receive an allocation, or would have received a lesser allocation, in the Plan Year because (i) of the Participant's failure to complete 1,000 Hours of Service, (ii) of the Participant's failure to make mandatory employee contributions to the Plan or (iii) the Participant's limitation compensation is less than a stated amount.

                           (b) Minimum Vesting. Notwithstanding the provisions
of Section 8.1, for any Plan Year in which this Plan is a top-heavy plan, the following minimum vesting schedule shall apply to the Participant's Accrued Benefit

             ompleted Years                                   Nonforfeitable
              of Service                                        Percentage
              ----------                                        ----------

              fewer than 3  ......................................  0
              3 or more     ......................................100

This subsection (b) does not apply to the Accrued Benefit of any Participant who does not have an Hour of Service after the Plan has initially become a top-heavy plan; such Participant's vested Accrued Benefit shall be determined without regard to this subsection (b).

                  10.4 Impact on Maximum Benefits. For any Plan Year in which the Plan is a top-heavy plan,Section 9.1 shall be read by substituting "100 percent" for "125 percent" wherever it appears therein, except that such substitution shall not have the effect of reducing any benefit accrued under a defined benefit plan prior to the first day of the Plan Year in which this provision becomes applicable.

                  10.5 Change in Top-Heavy Status. If the Plan becomes a top-heavy plan and subsequently ceases to be such, the vesting schedule in
Section 10.3(b) shall continue to apply in determining the nonforfeitable percentage of any Participant who had at least three Years of Service as of December 31 of the last Plan Year of top-heaviness. For other Participants, such schedule shall apply only to the Participant's Accrued Benefit as of such December 31.

                  10.6 Duplication of Minimum Contributions Not Required. The Committee shall, to the maximum extent permitted by the Code and regulations thereunder, apply the provisions of this Article by taking into account the benefits payable and the contributions made under all other defined contribution and defined benefit plans maintained by the Company or any Affiliate which are qualified under section 401(a) of the Code to prevent inappropriate omissions or duplication of minimum benefits or contributions.

                  10.7 Repeal of Limitation. In the event that Congress should provide by statute, or the Treasury Department should provide by regulation or ruling, that the limitations provided in this Article are no longer necessary for the Plan to meet the requirements of section 401 of the Code or other applicable law then in effect, such limitations shall become void and shall no longer apply, without the necessity of further amendment to the Plan.


                                  Article XI
                           NONALIENATION OF BENEFITS

                  11.1 Nonalienation Rule. The right of any Participant or beneficiary to any benefit payment shall not be subject to any voluntary or involuntary alienation or assignment. The preceding sentence shall also apply to the creation, assignment or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order, unless such order is determined to be a qualified domestic relations order (as defined in section 414(p) of the Code) or a domestic relations order entered before January 1, 1985.


                                  Article XII
                    ALLOCATION OF FIDUCIARY RESPONSIBILITY

                  12.1 Allocation. Authority and responsibility for management of the Plan and Trust shall be allocated among the following persons --

                           (a) The Board of Directors shall have sole
responsibility for the appointment, removal and replacement of the members of the Committee described in Article XIII and the Trustee described in Article
XIV. To the extent that they are carrying out these responsibilities, the members of the Board of Directors shall be "named fiduciaries" of the Plan for purposes of section 402(a)(1) of ERISA.

                           (b) The Committee shall have sole responsibility for
the administration of the Plan, and shall have exclusive authority to direct the Trustee with regard to the investment of the Trust Fund, as set forth in Article V and Article XIII. The members of the Committee shall be "named fiduciaries" with respect to the administration of the Plan.

                           (c) Subject to the direction of the Committee, the
Trustee shall have sole responsibility for the management and control of the Trust Fund.

                  12.2 Exclusive Responsibility. It is the purpose of this Plan and the Trust Agreement to allocate to each of the fiduciaries identified in
Section 12.1

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



exclusive responsibility for prudent execution of the functions assigned to him and no responsibility for execution of functions assigned to others. Whenever one such fiduciary is required by the Plan and the Trust Agreement to follow the directions of another such fiduciary, the two fiduciaries shall not be deemed to have been assigned a shared responsibility, but the fiduciary giving the directions shall have sole responsibility for the functions assigned to him, including issuing such directions, and the fiduciary receiving the directions shall have sole responsibility for the functions assigned to him, including following such directions insofar as they are on their face proper under this Plan and the Trust Agreement and under applicable law.

                  12.3 Co-Fiduciary Liability. A fiduciary shall not be liable for a breach of fiduciary responsibility by another fiduciary to whom other fiduciary responsibilities have been assigned under the Plan except under the following circumstances --

                           (a) if he participates knowingly in, or knowingly
undertakes to conceal, an act or omission of such other fiduciary, knowing such act or omission is a breach;

                           (b) if, by his failure properly to discharge his own
fiduciary responsibilities, he has enabled such other fiduciary to commit a breach; or

                           (c) if he has knowledge of a breach by such other
fiduciary, unless he makes reasonable efforts under the circumstances to remedy the breach.

                  12.4 Interest of Participants. In carrying out the responsibilities allocated to him under this Plan and the Trust Agreement, each fiduciary shall act solely in the interest of the Participants and their beneficiaries.

                  12.5 Employment of Advisers. A fiduciary identified in
Section 12.1 may employ one or more persons to render advice with regard to such fiduciary's responsibilities under the Plan.


                                 Article XIII
                                 THE COMMITTEE

                  13.1 Appointment of Committee. The Board of Directors shall appoint a Stock Bonus Committee consisting of at least three persons to administer the Plan. Members of the Committee shall serve without compensation at the pleasure of the Board of Directors. Vacancies on the Committee shall be filled by the Board of Directors.

                  The Board of Directors shall notify the Trustee of the appointment of the Committee and of subsequent changes in its membership.

                  13.2 Committee Officers, Procedures, Rules. The Committee shall elect a chairman and a secretary, who shall be members of the Committee. The secretary shall keep a record of all meetings and actions taken by the Committee.

                  A majority of the members of the Committee shall constitute a quorum for the transaction of business. All resolutions or other actions taken by the Committee at any meeting shall be by vote of the majority of the Committee members present at such meeting. Resolutions may be adopted or other action taken without a meeting upon written consent signed by all of the members of the Committee. No member of the Committee shall act on any matter which involves his personal interest or benefit under the Plan as distinguished from the general interest of all Participants.

                  The Committee shall enact such rules and regulations consistent with the Plan as it may consider desirable for the conduct of its business.

                  13.3 Investment Responsibilities. The Committee shall have sole responsibility for directing the Trustee with regard to the investment of Trust assets in Company Stock. The Committee shall fulfill its responsibility by issuing written instructions to the Trustee concerning the management, acquisition, and disposition of Trust assets invested in Company Stock. No investment of Trust assets in Company Stock shall be made without the written approval of the Committee.

                  13.4 Administrative Responsibilities, Powers. The Committee shall have sole responsibility for administration of the Plan, and shall supervise and control the operation of the Plan in accordance with its terms. The Committee shall have the responsibility, the power and the authority to do all things necessary to accomplish that purpose, including, but not limited to, the responsibility, power and authority to do the following --

                           (a) to construe and interpret the terms and
provisions of the Plan as provided in Section 13.11;

                           (b) to adopt such rules and regulations under the
Plan as it may consider desirable for the administration of the Plan;

                           (c) to determine all questions of eligibility for
participation under the Plan;

                           (d) to determine all questions concerning the amount,
time and manner of payment of benefits under the Plan;

                           (e) to make or cause to be made valuations and
appraisals of Plan assets and to engage appropriate experts for such purpose;

                           (f) to prescribe procedures to be followed by
Employees, Participants and beneficiaries under the Plan;

                           (g) to prepare and distribute appropriate information
concerning the Plan;

                           (h) to issue directions to the Trustee concerning all
benefits which are to be paid from the Trust Fund pursuant to the Plan; and

                           (i) to keep such records, make such reports and do
such other acts as it deems appropriate in order to comply with ERISA and government regulations thereunder.

                  13.5 Standards of Committee Conduct. The Committee shall act solely in the interest of the Participants and beneficiaries and --

                           (a) for the exclusive purpose of providing benefits
to Participants and their beneficiaries and defraying reasonable expenses of administering the Plan;

                           (b) with the care, skill, prudence and diligence that
a prudent man acting in a like capacity and familiar with such matters would use under the circumstances;

                           (c) by diversifying the investments of the Trust so
as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so; and

                           (d) in accordance with the terms of the Plan and
Trust Agreement and the provisions of ERISA.

For purposes of subsection (b) and subsection (c), the prudence requirement (to the extent that it requires diversification) and the diversification requirement shall not be violated by the acquisition or holding of "qualifying employer securities" (as defined in section 407(d)(5) of ERISA).

                  13.6 Plan Records. The Committee shall maintain records containing all relevant data pertaining to Participants and their rights under the Plan. Records pertaining solely to a particular Participant shall be made available to him for examination during business hours upon request.

                  13.7 Claims Procedure. The Committee shall make all determinations as to the right of any person to a benefit under the Plan. If the Committee denies in whole or part any claim for a benefit under the Plan by a Participant or a beneficiary, the Committee shall furnish the claimant with notice of the decision not later than 90 days after receipt of the claim, unless special circumstances require extension of time for processing the claim. If such an extension of time for processing is required, written notice of the extension shall be furnished to the claimant prior to the termination of the initial 90-day period. In no event shall such extension exceed the period of 90 days from the end of such initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Committee expects to render the final decision.

                  The written notice which the Committee shall provide to every claimant who is denied a claim for benefits shall set forth in a manner calculated to be understood by the claimant --

                           (a) the specific reason or reasons for the denial;

                           (b) specific reference to pertinent Plan provisions
on which the denial is based;

                           (c) a description of any additional material or
information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

                           (d) appropriate information as to the steps to be
taken if the claimant wishes to submit his claim for review.

                  A claimant or his authorized representative may request a review of the denied claim by the Committee. Such request shall be made in writing and shall be presented to the Committee not more than 60 days after receipt by the claimant of written notification of the denial of a claim. The claimant shall have the right to review pertinent documents and to submit issues and comments in writing. The Committee shall make its decision on review not later than 60 days after receipt of the claimant's request for review, unless special circumstances require an extension of time, in which case a decision shall be rendered as soon as possible but not later than 120 days after receipt of the request for review. The decision on review shall be in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, and specific references to the pertinent Plan provisions on which the decision is based.

                  It is intended that the claims procedure of this Plan be administered in accordance with the claims procedure regulations of the Department of Labor set forth in 29 CFR ss. 2560.503-1.

                  13.8 Determination of Liquidity Needs. The Committee shall, at least annually, estimate the amount of the benefit payments which the Plan will be required to make, taking into account anticipated Participant retirements and terminations and all other relevant factors, and, on the basis of such estimate, determine the Plan's need for liquidity. The Committee shall consider each such determination in its formulation of investment policy for the Trust.

                  13.9 Voting Rights and Tender Offers. All voting rights of Company Stock held by the Trust Fund shall be exercised by the Trustee as directed by the Committee, except for any vote regarding the approval or disapproval of any corporate merger or consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all assets of a trade or business, or such similar transaction as may be prescribed in Treasury regulations. With respect to any such matter, the Trustee shall vote the Company Stock allocated to the Company Stock Account of each Participant as directed by the Participant and shall vote all Company Stock held in the Trust Fund but not yet allocated to the Company Stock Accounts of Participants as directed by the Committee. Such directions shall be given in accordance with the following provisions --

                           (a) At least 30 days before each annual or special
shareholders' meeting of the Company at which a corporate matter requiring the votes of Participants is to be voted on, the Committee through the Trustee shall furnish to each Participant a copy of any proxy solicitation material, together with a form requesting confidential instructions on how the Company Stock allocated to the Participant's Company Stock Account (including fractional shares to 1/1000th of a share) is to be voted. Upon timely receipt of such instructions, the Trustee shall vote the Company Stock as directed. The instructions received by the Trustee from Participants shall be held by the Trustee in strict confidence and shall not be divulged or released to any person, including officers of the Company or Employees or employees of any other company. The Trustee and the Committee shall not make recommendations to Participants on whether to vote or how to vote. If voting instructions for Company Stock allocated to any Participant's Company Stock Account are not timely received for a particular shareholders' meeting, the Trustee shall vote such Company Stock as the Committee, in its sole discretion, directs, after the Committee determines such action to be in the best interests of Participants and their beneficiaries.

                           (b) The Trustee shall utilize its best efforts to
distribute or cause to be distributed to each Participant in a timely manner all information distributed to shareholders of the Company in connection with any tender or exchange offer. Each Participant shall have the right from time to time with respect to the shares of Company Stock allocated to his Company Stock Account to instruct the Trustee in writing as to the manner in which to respond to any such tender or exchange offer which shall be pending or which may be made in the future for all shares of Company Stock or any portion thereof. A Participant's instructions shall remain in force until superseded in writing by the Participant. The Trustee shall tender or exchange such shares of Company Stock as and to the extent so instructed. If the Trustee does not receive instructions from a Participant regarding any such tender or exchange offer, the Trustee shall have no discretion in such matter and shall take no action in response thereto. Unless and until shares of Company Stock are tendered or exchanged, the individual instructions received by the Trustee from Participants shall be held by the Trustee in strict confidence and shall not be divulged or released to any person, including officers of the Company or Employees, or employees of any other company; provided, however, that the Trustee shall advise the Board of Directors, at any time upon request, of the total number of shares for which the Trustee has not received instructions to tender or exchange.

                           (c) Except as otherwise provided in subsection (b),
neither the Committee nor the Trustee shall have the discretion or power to sell, convey, or transfer any allocated or unallocated shares of Company Stock held in the Trust Fund in response to a tender or exchange offer unless the Board of Directors or a court of competent jurisdiction determines that the Committee shall have the discretion or power to instruct the Trustee to sell, convey, or transfer any such shares of Company Stock in response to a tender or exchange offer.

                  13.10 Contracting for Services. The Committee may contract for actuarial, legal, accounting, clerical and other services necessary to carry out its responsibilities under the Plan. The costs of such services and expenses of the Committee shall be paid pursuant to Section 17.4.

                  13.11 Discretionary Authority. The Committee shall have sole discretion to carry out its responsibilities under this Article to construe and interpret the provisions of the Plan and to determine all questions concerning benefit entitlements, including the power to construe and determine disputed or doubtful terms. To the maximum extent permissible under law, the Committee's determinations on all such matters shall be final and binding upon all persons involved.

                                  Article XIV
                                  THE TRUSTEE

                  14.1 The Trust. The Trust which is a part of this Plan shall consist of all amounts contributed under the Plan, and the earnings and appreciation thereon, less payments made by the Trustee under the Plan and the Trust Agreement entered into pursuant to the Plan.

                  14.2 Standards of Trustee Conduct. In holding the Trust assets, following the directions of the Committee, and otherwise managing the Trust assets, the Trustee shall act solely in the interest of the Participants and beneficiaries and --

                           (a) for the exclusive purpose of providing benefits
to Participants and their beneficiaries and defraying reasonable expenses of administering the Plan;

                           (b) with the care, skill, prudence and diligence that
a prudent man acting in a like capacity and familiar with such matters would use under the circumstances;

                           (c) by diversifying the investments of the Trust so
as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so; and

                           (d) in accordance with the terms of the Plan and
Trust Agreement and the provisions of ERISA.

For purposes of subsection (b) and subsection (c), the prudence requirement (to the extent that it requires diversification) and the diversification requirement shall not be violated by the acquisition or holding of "qualifying employer securities" (as defined in section 407(d)(5) of ERISA).

                  14.3 Investment Responsibilities. Subject to the directions of the Committee pursuant to Section 13.3, and to Section 5.2, the Trustee shall have the exclusive responsibility and authority to hold, invest, reinvest and administer the Trust assets in accordance with the terms of the Plan and the Trust Agreement. Except as provided in Section 12.3, the Trustee shall not be liable for following proper directions of the Committee which are in accordance with the terms of the Plan and Trust Agreement and not contrary to law.

                  14.4 Payment of Benefits. The Trustee shall make all benefit payments under the Plan from the Trust Fund upon the written instructions of the Committee.

                  14.5 Removal, Resignation of Trustee. The Board of Directors may remove the Trustee at any time upon 60 days' notice in writing to the Trustee (or upon any shorter notice consented to by the Trustee); and the Trustee may resign at any time upon delivery of such notice to the Board of Directors. Upon such removal or resignation of the Trustee, the Board of Directors shall appoint a successor trustee and enter into a successor trust agreement.


                                  Article XV
                    PLAN AMENDMENT, MERGER OR CONSOLIDATION

                  15.1 Amendment. The Board of Directors shall have the right to amend this Plan in writing at any time, subject to the following limitations --

                           (a) No such amendment shall cause any part of the
Trust Fund to be used for or diverted to any purpose other than the exclusive benefit of the Participants or their beneficiaries.

                           (b) No such amendment shall cause any reduction in
the amount of any Participant's Accrued Benefit. For purposes of this subsection
(b), an amendment which has the effect of (i) eliminating or reducing an early retirement benefit or a retirement-type subsidy or (ii) eliminating an optional form of benefit, with respect to benefits attributable to service before the amendment, shall be treated as reducing accrued benefits as provided in section 411(d)(6) of the Code and the regulations thereunder.

                           (c) No such amendment shall change any vesting
schedule unless, in the case of an individual who is a Participant on (i) the date the amendment is adopted, or (ii) the date the amendment is effective, if later, the nonforfeitable percentage of such Participant's right to his Accrued Benefit is not less than his percentage computed under the Plan without regard to such amendment. Furthermore, no such amendment shall otherwise change any vesting schedule unless each Participant having three or more Years of Service is permitted to elect, in accordance with regulations under the Code, to have the nonforfeitable percentage of his Accrued Benefit determined under the Plan without regard to such amendment; provided that no election shall be given to any Participant whose nonforfeitable percentage under the Plan as amended cannot at any time be less than such percentage determined without regard to such amendment.

                  15.2 Merger or Consolidation. This Plan and Trust shall not be merged or consolidated with, nor shall any assets or liabilities be transferred to, any other plan and trust, unless the benefits payable to each Participant if the Plan were terminated immediately after such action would be equal to or greater than the benefits which would have been payable to each Participant if the Plan had been terminated immediately before such action.


                                  Article XVI
                               PLAN TERMINATION

                  16.1 Discontinuance of Contributions or Termination. The Board of Directors shall have the right to discontinue the Company's contributions hereunder and to terminate or partially terminate this Plan by delivery of written notice to the Trustee of such action.

                  Upon complete discontinuance of the Company's contributions, or termination or partial termination of the Plan, the rights of all affected Participants to benefits accrued to the date of such discontinuance or termination shall become nonforfeitable except to the extent that law or regulations may preclude such vesting in order to prevent discrimination in favor of highly compensated Employees.

                  Upon final termination of the Plan, the Committee shall direct the Trustee to distribute all assets remaining in the Trust, after payment of any proper expenses, to the Participants in accordance with the vested Accrued Benefits of such Participants as of the date of such termination. Such payments shall be made in cash and at such time and in such manner as the Committee shall in its discretion determine, subject to Section 8.8.


                                 Article XVII
                                 MISCELLANEOUS

                  17.1 Application of Plan. This Plan shall not apply to any person who retired or otherwise separated from the service of the Company before the Effective Date. The right of any such person to any retirement benefit or otherwise shall be governed solely by the provisions of the Plan in effect on the date of such retirement or other separation from service.

                  17.2 No Employment Rights Created. The Plan and Trust do not confer upon any Participant or other Employee any right to be continued in the employ of the Company or an Affiliate, and the Company expressly reserves the right to terminate the employment of any Employee whether or not a Participant, whenever the interest of the Company, in its sole judgment, may so require.

                  17.3 Incapacitated Participant or Beneficiary. If the Committee deems any person incapable of receiving any benefit to which he is entitled by

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



reason of minority, illness, infirmity or other incapacity, the Committee may direct the Trustee to make payment to such person's legally appointed guardian, or, if none has been appointed, to the holder of a legally valid power of attorney from such person. Such payments shall, to the extent thereof, discharge the liability of the Company, the Committee, the Trustee and the Trust.

                  17.4 Payment of Plan Expenses. Except as otherwise provided in the Trust Agreement, the Plan shall pay the expenses of administering the Trust which is part of this Plan (to the extent such expenses are not paid by the Company), including the compensation of the Trustee, which shall be as mutually agreed by the Company and the Trustee.

                  17.5 Unclaimed Benefits. Any benefits payable to a Participant or beneficiary not claimed for a period of five years from the date of entitlement as determined by the Committee following a diligent effort to locate such Participant or beneficiary and with the approval of the Committee, shall be forfeited and applied in accordance with the terms of
Section 6.4; provided, however, that such forfeited benefits shall be reinstated if a claim for them is made by the Participant or beneficiary.

                  17.6 Treatment of Leased Employees. Notwithstanding any other provisions of the Plan, for purposes of the pension requirements of section 414(n)(3) of the Code, Employees shall include Leased Employees.

                  17.7 Construction. Construction and administration of this Plan and of the Trust Agreement shall be governed by ERISA and other applicable Federal law and, to the extent not governed by Federal law, by Pennsylvania law.

                  17.8 Gender and Number. The masculine pronoun wherever used shall include the feminine and the singular may include the plural, and vice versa, as the context may require.


                  IN WITNESS WHEREOF, PREIT-RUBIN, INC. has caused these presents to be duly executed as of this 30th day of September, 1997.


Attest:                                              PREIT-RUBIN, INC.


/s/ Cynthia Wong                                     By:/s/ Ronald Rubin
---------------------------                          --------------------------



                                      -36-